                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 20, 1995
                                                 -----------------

Indepro Property Fund II, L.P.
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(Exact name of registrant as specified in its charter)

Delaware                         2-84754                     51-0270624
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation of                                          Identification No.)
organization)

600 Dresher Road    Horsham, PA    19044
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(Address of principal executive offices)

Registrant's telephone number, including area code  215-956-0400
                                                    ------------
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          (Former name or former address, if changed since last report)

                                Index to Form 8-K




                                                               Page Number

Item 2.  Acquisitions and Dispositions of Assets                    3

General Information                                                 4

Pro Forma Balance Sheet
  as of September 30, 1995                                          5

Pro Forma Statement of Operations
  for the nine months ended September 30, 1995                      6

Pro Forma Statement of Operations
  for the year ended December 31, 1994                              7

Notes to Unaudited Pro Forma Balance Sheet
  and Statements of Operations                                      8

                 Item 2. Acquisitions or Dispositions of Assets

On November 20, 1995, Indepro Property Fund II, L.P. (the "Registrant") conveyed title to 710 East Ogden Avenue to MS Enterprises, (the "Purchaser.") The Purchaser is a general partnership which invests in income-producing real property and which has no affiliation to the Registrant. 710 East Ogden Avenue is a one story commercial office building containing approximately 54,965 square feet, located on approximately 5 acres in Naperville, Illinois, a suburb of Chicago. The Registrant acquired 710 East Ogden Avenue on November 30, 1983 for a purchase price of $4,155,366, of which $1,901,082 was paid in cash with the balance of $2,254,284 represented by a promissory note and assumption of the property's net liabilities.

The total consideration received by the Registrant for the sale of the property was $2,815,000, which was negotiated at arm's length through a competitive bidding process. Relevant factors utilized in determining the adequacy of the consideration were the sale prices of comparable properties in the marketplace, the age and physical condition of the property sold, present and anticipated future market conditions for commercial office buildings in the Chicago area, and the duration of the Registrant's investment in the property. After payment of the costs of sale of $217,809 and the balance of the mortgage loan on the property of $1,781,677, the total net cash proceeds of $815,514 will be distributed to the General and Limited Partners of the Registrant.

Since 710 East Ogden Avenue was the last real property investment owned by the Registrant, and since the Partnership terminates upon sale or disposition of all real property investments, the General Partner will be effecting a dissolution of the Partnership, as well as distribution of all remaining cash to the partners.

                    Unaudited Pro Forma Financial Statements

The following unaudited pro forma balance sheet as of September 30, 1995 sets forth the financial position of the Registrant under the assumption that the sale of 710 East Ogden Avenue occurred on September 30, 1995. The unaudited pro forma statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 sets forth the historical results of operations for the Registrant assuming that the sale of 710 East Ogden Avenue occurred at the beginning of the respective periods. It reflects only changes that would result in income from operations, and does not reflect the gain on the sale. It should be noted that the adjusted pro forma statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 reflect the operations of real estate properties which were disposed of on June 15, 1995.

The unaudited pro form balance sheet and statements of operations should be read in conjunction with their accompanying notes.

                         Indepro Property Fund II, L.P.
                             Pro Forma Balance Sheet
                                   (Unaudited)
                            As of September 30, 1995


                                               Historical Data                          Pro Forma
                                              ------------------     ----------------------------------------------
                                                                      Adjustments to          Indepro Property
                                                   Indepro           Historical Data            Fund II, L.P.
                                                  Property           for Sale of 710          with Sale of 710
                                                Fund II, L.P.           East Ogden               East Ogden
                                                -------------        -----------------        -----------------
Assets

Investments in real estate at
   cost, net of accumulated
   depreciation and valuation
   allowance                                  $ 2,554,480  a            $ (2,554,480)                 $       --
Cash and cash equivalents                       2,393,668  b                 815,514                   3,209,182
Accounts receivable net of
   allowance for doubtful accounts                 23,498  c                 (23,498)                         --
Deferred rent receivable                           84,632  d                 (84,632)                         --
Prepaid expenses and other assets                  14,511  e                 (14,511)                         --
                                              -----------               ------------                 -----------
               Total assets                   $ 5,070,789               $ (1,861,607)                $ 3,209,182
                                              ===========               ============                 ===========
Liabilities and Partners' Capital

Notes payable                                 $ 1,781,677  f            $ (1,781,677)                 $       --
Accrued liabilities                               103,854  g                 (93,539)                     10,315
Security Deposits                                  29,102  h                 (29,102)                         --
                                              -----------               ------------                 -----------
               Total Liabilities                1,914,633                 (1,904,318)                     10,315
Partners' Capital                               3,156,156  i                  42,711                   3,198,867
                                              -----------               ------------                 -----------
Total Liabilities and Partners' Capital       $ 5,070,789               $ (1,861,607)                $ 3,209,182
                                              ===========               ============                 ===========

                         Indepro Property Fund II, L.P.
                        Pro Forma Statement of Operations
                                   (Unaudited)
                  For the nine months ended September 30, 1995



                                               Historical Data                          Pro Forma
                                              ------------------     ----------------------------------------------
                                                                      Adjustments to          Indepro Property
                                                   Indepro           Historical Data            Fund II, L.P.
                                                  Property           for Sale of 710          with Sale of 710
                                                Fund II, L.P.           East Ogden               East Ogden
                                                -------------        -----------------        -----------------
Income

Rental income                                $    493,531  j            $   (360,796)                 $  132,735
Interest income                                    92,125  k                    (934)                     91,191
                                              -----------               ------------                 -----------
               Total Income                       585,656                   (361,730)                    223,926
                                              -----------               ------------                 -----------
Expenses

Interest on notes payable                         215,231  l                (142,184)                     73,047
Depreciation and amortization                     484,305  m                (155,852)                    328,453
Real estate taxes                                  63,027  n                 (63,027)                         --
Property operating expenses                       157,260  o                (154,142)                      3,118
Administrative expenses                            30,546  p                  (3,495)                     27,051
Provision for property valuation
     allowance                                    375,000  q                (375,000)                         --
Loss on disposal of real estate                 3,449,234                         --                   3,449,234
                                              -----------               ------------                 -----------
                Total Expenses                  4,774,603                   (893,700)                  3,880,903
                                              -----------               ------------                 -----------
Net income (loss) before extraordinary item    (4,188,947)                   531,970                  (3,656,977)

Gain on extinguishment of debt                  4,403,062                         --                   4,403,062
                                              -----------               ------------                 -----------
Net income (loss)                             $   214,115               $    531,970                 $   746,085
                                              ===========               ============                 ===========

Net income (loss) per Limited
  Partnership interest outstanding            $         7               $         18                 $        25
                                              ===========               ============                 ===========
Limited Partnership interests
   outstanding                                                                                            30,000

                         Indepro Property Fund II, L.P.
                        Pro Forma Statement of Operations
                                   (Unaudited)
                      For the year ended December 31, 1994





                                               Historical Data                          Pro Forma
                                              ------------------     ----------------------------------------------
                                                                      Adjustments to          Indepro Property
                                                   Indepro           Historical Data            Fund II, L.P.
                                                  Property           for Sale of 710          with Sale of 710
                                                Fund II, L.P.           East Ogden               East Ogden
                                                -------------        -----------------        -----------------
Income

Rental income                                $  3,185,328  j                (372,965)                  2,812,363
Interest income                                    84,319  k                    (730)                     83,589
                                              -----------               ------------                 -----------
               Total Income                     3,269,647                   (373,695)                  2,895,952
                                              -----------               ------------                 -----------
Expenses

Interest on notes payable                       1,747,045  l                (192,792)                  1,554,253
Depreciation and amortization                     879,223  m                (216,482)                    662,741
Real estate taxes                                 492,706  n                 (91,662)                    401,044
Property operating expenses                       314,235  o                (235,089)                     79,146
Administrative expenses                           104,214  p                 (16,186)                     88,028
                                              -----------               ------------                 -----------
               Total Expenses                   3,537,423                   (752,211)                  2,785,212
                                              -----------               ------------                 -----------
Net income (loss)                             $  (267,776)              $    378,516                 $   110,740
                                              ===========               ============                 ===========
Net income (loss) per Limited
Partnership interest outstanding              $        (9)              $         13                 $         4
                                              ===========               ============                 ===========
Limited Partnership interests
     oustanding                                                                                           30,000


                   Notes to Unaudited Pro Forma Balance Sheet



1.  Pro Forma Adjustments

    (a) To eliminate the investment in 710 East Ogden Avenue.
    (b) To reflect the net cash sales proceeds received from the sale of 710 East Ogden Avenue.
    (c) To eliminate accounts receivable related to 710 East Ogden Avenue.
    (d) To eliminate deferred rent receivable associated with 710 East Ogden Avenue.
    (e) To eliminate prepaid insurance associated with 710 East Ogden Avenue.
    (f) To reflect the payment of the mortgage loan payable for 710 East Ogden Avenue.
    (g) To eliminate accrued real estate taxes and accrued interest payable associated with 710 East Ogden Avenue.
    (h) To eliminate security deposits associated with 710 East Ogden Avenue.
    (i) To reflect the gain on disposition of 710 East Ogden Avenue.

              Notes to Unaudited Pro Forma Statements of Operations

1.  Pro Forma Adjustments

    (j) To eliminate rental income from 710 East Ogden Avenue.
    (k) To eliminate interest income earned on funds held at 710 East Ogden Avenue.
    (l) To eliminate interest expense on mortgage payable on 710 East Ogden Avenue.
    (m) To eliminate depreciation expense on 710 East Ogden Avenue.
    (n) To eliminate real estate taxes paid for 710 East Ogden Avenue.
    (o) To eliminate property operating expenses for 710 East Ogden Avenue.
    (p) To eliminate administrative expenses for 710 East Ogden Avenue.
    (q) To eliminate provision for property valuation allowance related to 710 East Ogden Avenue.

2.  Sale of 710 East Ogden Avenue

         The pro forma statements of operations for the nine months ended September 30, 1995 and for the year ended December 31, 1994 do not include any gain that would have been recognized upon the sale of the 710 East Ogden property. The gain on the above mentioned transaction would have been $42,711 at September 30, 1995. The pro forma statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 reflect the operations for real estate properties which were disposed of on June 15, 1995 via a deed-in-lieu of foreclosure.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Indepro Property Fund II, L.P.
                                         ------------------------------
                                                 (Registrant)


                                     By: /s/  Wayne L. Harris
                                         -------------------------------
                                              Wayne L. Harris
                                              Vice President

                                     By: /s/  Ann M. Strootman
                                         -------------------------------
                                              Ann M. Strootman
                                              Controller

Date:  November 20, 1995
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                                       9